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As filed with the Securities and Exchange Commission on January 24, 2005

Registration No. 333-121322

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

AMENDMENT NO. 2
TO
FORM S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

WMG ACQUISITION CORP.
(Exact Name of Registrant as Specified in Its Charter)
 (SEE TABLE OF ADDITIONAL REGISTRANTS)

Delaware (State or other jurisdiction of incorporation or organization)	7929 (Primary Standard Industrial Classification Code Number)	13-35665869 (I.R.S. Employer Identification Number)
75 Rockefeller Plaza New York, NY 10019 (212) 275-2000

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant's Principal Executive Offices)

David H. Johnson, Esq.
Executive Vice President and
General Counsel
Warner Music Group
75 Rockefeller Plaza
New York, NY 10019
(212) 275-2030

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent For Service)

Copies to:
Edward P. Tolley III, Esq.
Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, New York 10017-3954
(212) 455-2000

        Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

        If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.    / /

        If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    / /

        If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.    / /

        The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

TABLE OF ADDITIONAL REGISTRANT GUARANTORS

Exact Name of Registrant As Specified In Its Charter	State or other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number	Address, Including ZIP Code, And Telephone Number, Including Area Code, Of Registrant's Principal Executive Offices	Phone Number
A.P. Schmidt Company	Delaware	36-2669470	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Atlantic Recording Corporation	Delaware	13-2597725	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Atlantic/143 L.L.C.	Delaware	13-3975703	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Atlantic/MR II INC.	Delaware	13-3845524	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Atlantic/MR Ventures Inc.	Delaware	13-3684268	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Berna Music, Inc.	California	95-2565721	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Big Beat Records Inc.	Delaware	13-3626173	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Big Tree Recording Corporation	Delaware	13-2945275	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Bute Sound LLC	Delaware	13-4032642	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Cafe Americana Inc.	Delaware	13-3246931	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Chappell & Intersong Music Group (Australia) Limited	Delaware	13-3395886	1 Cassins Avenue, North Sydney, Australia	(61) 2 9779 4099
Chappell And Intersong Music Group (Germany) Inc.	Delaware	13-3246911	Alter Wandrahm 14, D-20457 Hamburg, Germany	(49) 40-30339-101
Chappell Music Company, Inc.	Delaware	13-3325475	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Cota Music, Inc.	New York	13-3523591	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Cotillion Music, Inc.	Delaware	13-2597937	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
CPP/Belwin, Inc.	Delaware	65-0051018	15800 N.W. 48th Avenue, P.O. Box 4340, Miami FL 33014	(305) 620-1500
CRK Music Inc.	Delaware	13-3663052	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
E/A Music, Inc.	Delaware	13-3203221	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Eleksylum Music, Inc.	Delaware	13-3174021	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Elektra Entertainment Group Inc.	Delaware	13-4033729	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Elektra Group Ventures Inc.	Delaware	13-3808252	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000

Elektra/Chameleon Ventures Inc.	Delaware	13-3626113	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
FHK, INC.	Tennessee	62-1548343	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Fiddleback Music Publishing Company, Inc	Delaware	13-2705484	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Foster Frees Music, Inc.	California	95-3297348	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Foz Man Music LLC	Delaware	13-4028790	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Inside Job, Inc.	New York	13-2699020	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
Intersong U.S.A., INC.	Delaware	13-3246932	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Jadar Music Corp.	Delaware	13-3246915	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Lava Trademark Holding Company LLC	Delaware	13-4139472	1290 Avenue of the Americas, New York NY 10104	(212) 707-2000
LEM America, INC.	Delaware	94-2741964	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
London-Sire Records Inc.	Delaware	13-3954692	75 Rockefeller Plaza, New York, NY 10019	(212) 275-2000
McGuffin Music Inc.	Delaware	13-3663051	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Mixed Bag Music, Inc.	New York	13-3111989	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
MM Investment Inc. (fka Warner Music Bluesky Holding Inc.)	Delaware	13-3829389	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
NC Hungary Holdings Inc.	Delaware	05-0536079	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
New Chappell Inc.	Delaware	13-3246920	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Nonesuch Records Inc.	Delaware	20-1926784	3300 Warner Boulevard, Burbank CA 91505, United States	(818) 846-9090
NVC International Inc.	Delaware	51-0267089	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Octa Music, Inc.	New York	13-3523592	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Penalty Records L.L.C.	New York	13-3889367	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Pepamar Music Corp.	New York	13-2512410	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Revelation Music Publishing Corporation	New York	13-2705483	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600

Rhino Entertainment Company	Delaware	13-3647166	3400 West Olive Avenue, Burbank CA 91505	(818) 238-6100
Rick's Music Inc.	Delaware	13-3246929	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Rightsong Music Inc.	Delaware	13-3246926	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Rodra Music, Inc.	California	95-2561531	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Sea Chime Music, Inc.	California	95-3335535	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
SR/MDM Venture Inc.	Delaware	13-3647169	3300 Warner Boulevard, Burbank CA 91505	(818) 846-9090
Summy-Birchard, Inc.	Wyoming	36-1026750	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Super Hype Publishing, Inc.	New York	13-2664278	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
T-Boy Music L.L.C.	New York	13-3669372	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
T-Girl Music L.L.C.	New York	13-3669731	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
The Rhythm Method Inc.	Delaware	13-4141258	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Tommy Boy Music, Inc.	New York	13-3070723	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Tommy Valando Publishing Group, Inc.	Delaware	13-2705485	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Tri-Chappell Music Inc.	Delaware	13-3246916	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
TW Music Holdings Inc.	Delaware	20-0769163	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Unichappell Music Inc.	Delaware	13-3246914	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
W.B.M. Music Corp.	Delaware	13-3166007	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Walden Music, Inc.	New York	13-6125056	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Alliance Music Inc.	Delaware	95-4391760	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Brethren Inc.	Delaware	95-4391762	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Bros. Music International Inc.	Delaware	13-2839469	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Bros. Publications U.S. Inc.	New York	13-2670425	15800 N.W. 48th Avenue, P.O. Box 4340, Miami FL 33014	(305) 620-1500

Warner Bros. Records Inc.	Delaware	95-1976532	3300 Warner Boulevard, Burbank CA 91505	(818) 846-9090
Warner Custom Music Corp.	California	94-2990925	75 Rockefeller Plaza, New York, NY 10019	(212) 275-2000
Warner Domain Music Inc.	Delaware	13-3845523	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Music Discovery Inc.	Delaware	13-3695120	3400 West Olive Ave., Burbank CA 91505	(818) 238-6200
Warner Music Distribution Inc.	Delaware	13-3713729	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Warner Music Group Inc.	Delaware	13-3565869	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Warner Music Latina Inc.	Delaware	13-3586626	555 Washington Avenue, Fourth Floor, Miami Beach FL 33139	(305) 702-2200
Warner Music SP Inc.	Delaware	13-3802269	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Warner Sojourner Music Inc.	Delaware	62-1530861	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Special Products Inc.	Delaware	13-2788802	3400 West Olive Ave., Burbank CA 91505	(818) 238-6200
WarnerSongs Inc.	Delaware	13-2793164	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner Strategic Marketing Inc.	Delaware	01-0569802	3400 West Olive Ave., Burbank CA 91505	(818) 238-6200
Warner-Elektra-Atlantic Corporation	New York	13-6170726	75 Rockefeller Plaza, New York, NY 10019	(212) 275-2000
Warner-Tamerlane Publishing Corp.	California	13-6132127	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner/Chappell Music (Services), Inc.	New Jersey	95-2685983	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warner/Chappell Music, Inc.	Delaware	13-3246913	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
Warprise Music Inc.	Delaware	13-3845521	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WB Gold Music Corp.	Delaware	13-3155100	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WB Music Corp.	California	13-6132128	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WBM/House of Gold Music, Inc.	Delaware	13-3146335	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WBPI Holdings LLC	Delaware	34-2024699	15800 N.W. 48th Avenue, P.O. Box 4340, Miami FL 33014	(305) 620-1500

WBR Management Services Inc.	Delaware	13-3032834	3300 Warner Boulevard, Burbank CA 91505	(818) 846-9090
WBR/QRI Venture, Inc.	Delaware	13-3647168	3300 Warner Boulevard, Burbank CA 91505	(818) 846-9090
WBR/Ruffnation Ventures, Inc.	Delaware	13-4079805	3300 Warner Boulevard, Burbank CA 91505	(818) 846-9090
WBR/Sire Ventures Inc.	Delaware	13-2953720	3300 Warner Boulevard, Burbank CA 91505	(818) 846-9090
We Are Musica Inc.	Delaware	13-3713725	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WEA Europe Inc.	Delaware	13-2805638	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
WEA Inc.	Delaware	13-3862485	75 Rockefeller Plaza, New York, NY 10019	(212) 275-2000
WEA International Inc.	Delaware	13-2805420	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
WEA Latina Musica Inc.	Delaware	13-3713731	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WEA Management Services Inc.	Delaware	52-2280908	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
Wide Music, Inc.	California	95-3500269	10585 Santa Monica Blvd., Los Angeles CA 90025	(310) 441-8600
WEA Rock LLC	Delaware	86-1120258	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
WEA Urban LLC	Delaware	86-1120251	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
WMG Management Services Inc.	Delaware	52-2314190	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000
WMG Trademark Holding Company LLC	Delaware	20-0233769	75 Rockefeller Plaza, New York NY 10019	(212) 275-2000

EXPLANATORY NOTE

        This Amendment is being filed solely to update certain exhibits to the registration statement. No other changes are made hereby.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.    Indemnification of Directors and Officers.

        Warner Music Group is a Delaware corporation. Section 145 of the Delaware General Corporation Law of the State of Delaware (the "DGCL") grants each corporation organized thereunder the power to indemnify any person who is or was a director, officer, employee or agent of a corporation or enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, other than an action by or in the right of the corporation, by reason of being or having been in any such capacity, if he acted in good faith in a manner reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

        Section 102(b)(7) of the DGCL enables a corporation in its certificate of incorporation or an amendment thereto validly approved by stockholders to limit or eliminate the personal liability of the members of its board of directors for violations of the directors' fiduciary duty of care, except (i) for any breach of the director's duty of loyalty to the corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the DGCL (providing for liability of directors for unlawful payment of dividends or unlawful stock purchases or redemptions) or (iv) for any transaction from which a director derived an improper personal benefit.

        Section 3.16 of Warner Music Group's Amended and Restated By-laws (filed as Exhibit 3.195) provide that a member of the board of directors, or a member of any committee designated by the board of directors shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of Warner Music Group and upon such information, opinions, reports or statements presented to Warner Music Group by any of Warner Music Group's officers, employees, agents, committees, or by any other person as to matters the member reasonably believes are within such other person's or persons' professional or expert competence, and who has been selected with reasonable care by or on behalf of Warner Music Group.

        Article THIRD, paragraph 7 of Warner Music Group's Amended and Restated Certificate of Incorporation (filed as Exhibit 3.194) provides that a director of Warner Music Group shall not be liable to Warner Music Group or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent that exculpation from liability is not permitted under the DGCL. No amendment or repeal of this paragraph 7 shall apply to or have any effect on the liability or alleged liability of any director of Warner Music Group for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal.

        Article THIRD, paragraph 8 provides that to the maximum extent permitted from time to time under the law of the State of Delaware, Warner Music Group renounces any interest or expectancy of Warner Music Group in, or in being offered an opportunity to participate in business opportunities that are from time to time presented to its officers, directors or stockholders or the affiliates of the foregoing, other than those officers, directors, stockholders or affiliates who are employees of Warner Music Group. No amendment or repeal of this paragraph 8 shall apply to or have any effect on the liability or alleged liability of any such officer, director, stockholder or affiliate for or with respect to any business opportunities of which such officer, director, stockholder or affiliate becomes aware prior to such amendment or repeal.

        Article THIRD, paragraph 9 provides that Warner Music Group shall, to the maximum extent permitted from time to time under the law of the State of Delaware, indemnify and upon request shall advance expenses to any person who is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit, proceeding or claim, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was or has agreed to be a director or officer of Warner Music Group or while a director or officer is or was serving at the request of Warner Music Group as a director, officer, partner, member, trustee, employee or agent of any corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorney's fees and expenses), judgments, fries, penalties and amounts paid in settlement incurred in connection with the investigation, preparation to defend or defense of such action, suit, proceeding or claim; provided, however, that the foregoing shall not require Warner Music Group to indemnify or advance expenses to any person in connection with any action, suit, proceeding, claim or counterclaim initiated by or on behalf of such person. Such indemnification and advancement of expenses shall not be exclusive of other indemnification rights arising as a matter of law, under any by-law, agreement, vote of directors or stockholders or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, and shall inure to the benefit of the heirs and legal representatives of such person. Any person seeking indemnification under this paragraph 9 shall be deemed to have met the standard of conduct required for such indemnification unless the contrary shall be established. Any repeal or modification of the foregoing provisions of this paragraph 9 shall not adversely affect any right or protection of a director or officer of Warner Music Group with respect to any acts or omissions of such director or officer occurring prior to such repeal or modification.

        Article THIRD, paragraph 9 also provides that Warner Music Group shall have the power to purchase and maintain, at its expense, insurance on behalf of any person who is or was a director, officer, employee or agent of Warner Music Group, or is or was serving at the request of Warner Music Group as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any expense, liability or loss asserted against such Person and incurred by such Person in any such capacity, or arising out of such Person's status as such, whether or not Warner Music Group would have the power to indemnify such person against such expense, liability or loss under the DCCL or the terms of the Amended and Restated Certificate of Incorporation.

        Warner Music Group has also obtained officers' and directors liability insurance which insures against liabilities that officers and directors of the Warner Music Group may, in such capacities, incur.

Item 21.    Exhibits and Financial Statement Schedules.

        (a)   Exhibits

Exhibit No.	Description
2.1*	Purchase Agreement, dated as of November 24, 2003 between Time Warner Inc. and WMG Acquisition Corp., as amended
3.1*	Certificate of Incorporation of A. P. Schmidt Co.
3.2*	By-laws of A. P. Schmidt Co.
3.3*	Certificate of Formation of Atlantic/143 L.L.C., as amended
3.4*	Limited Liability Company Agreement of Atlantic/143 L.L.C.
3.5*	Certificate of Incorporation of Atlantic/MR Ventures Inc., as amended
3.6*	By-laws of Atlantic/MR Ventures Inc.
3.7*	Certificate of Incorporation of Atlantic/MR II Inc., as amended
3.8*	By-laws of Atlantic/MR II Inc.
3.9*	Certificate of Incorporation of Atlantic Recording Corporation
3.10*	By-laws of Atlantic Recording Corporation
3.11*	Articles of Incorporation of Berna Music, Inc.
3.12*	By-laws of Berna Music, Inc., as amended
3.13*	Certificate of Incorporation of Big Beat Records Inc., as amended
3.14*	By-laws of Big Beat Records Inc.
3.15*	Certificate of Incorporation of Big Tree Recording Corporation, as amended
3.16*	By-laws of Big Tree Recording Corporation
3.17*	Certificate of Formation of Bute Sound LLC, as amended
3.18*	Limited Liability Company Agreement of Bute Sound LLC
3.19*	Certificate of Incorporation of Cafe Americana Inc.
3.20*	By-laws of Cafe Americana Inc., as amended
3.21*	Certificate of Incorporation of Chappell & Intersong Music Group (Australia) Limited
3.22*	Term of Reference of Chappell & Intersong Music Group (Australia) Limited
3.23*	Certificate of Incorporation of Chappell and Intersong Music Group (Germany) Inc., as amended
3.24*	By-laws of Chappell and Intersong Music Group (Germany) Inc.
3.25*	Certificate of Incorporation of Chappell Music Company, Inc.
3.26*	By-laws of Chappell Music Company, Inc.
3.27*	Certificate of Incorporation of Cota Music, Inc.
3.28*	By-laws of Cota Music, Inc.
3.29*	Certificate of Incorporation of Cotillion Music, Inc.
3.30*	By-laws of Cotillion Music, Inc.
3.31*	Restated Certificate of Incorporation of CPP/Belwin, Inc.
3.32*	By-laws of CPP/Belwin, Inc.
3.33*	Certificate of Incorporation of CRK Music Inc., as amended

3.34*	By-laws of CRK Music Inc.
3.35*	Certificate of Incorporation of E/A Music, Inc.
3.36*	By-laws of E/A Music, Inc.
3.37*	Certificate of Incorporation of Eleksylum Music, Inc., as amended
3.38*	By-laws of Eleksylum Music, Inc.
3.39*	Certificate of Incorporation of Elektra/Chameleon Ventures Inc.
3.40*	By-laws of Elektra/Chameleon Ventures Inc.
3.41*	Certificate of Incorporation of Elektra Entertainment Group Inc.
3.42*	By-laws of Elektra Entertainment Group Inc.
3.43*	Certificate of Incorporation of Elektra Group Ventures Inc.
3.44*	By-laws of Elektra Group Ventures Inc.
3.45*	Charter of FHK, Inc.
3.46*	By-laws of FHK, Inc.
3.47*	Certificate of Incorporation of Fiddleback Music Publishing Company, Inc., as amended
3.48*	By-laws of Fiddleback Music Publishing Company, Inc.
3.49*	Certificate of Incorporation of Foster Frees Music, Inc.
3.50*	By-laws of Foster Frees Music, Inc.
3.51*	Certificate of Formation of Foz Man Music LLC, as amended
3.52*	LLC Agreement of Foz Man Music LLC**
3.53*	Certificate of Incorporation of Inside Job, Inc.
3.54*	By-laws of Inside Job, Inc.
3.55*	Certificate of Incorporation of Intersong U.S.A., Inc.
3.56*	By-laws of Intersong U.S.A., Inc.
3.57*	Certificate of Incorporation of Jadar Music Corp.
3.58*	By-laws of Jadar Music Corp.
3.59*	Certificate of Formation of Lava Trademark Holding Company LLC
3.60*	Operating Agreement of Lava Trademark Holding Company LLC
3.61*	Certificate of Incorporation of LEM America, Inc.
3.62*	By-laws of LEM America, Inc.
3.63*	Certificate of Incorporation of London-Sire Records Inc., as amended
3.64*	By-laws of London-Sire Records Inc.
3.65*	Certificate of Incorporation of McGuffin Music Inc.
3.66*	By-laws of McGuffin Music Inc.
3.67*	Certificate of Incorporation of Mixed Bag Music, Inc.
3.68*	By-laws of Mixed Bag Music, Inc.
3.69*	Certificate of Incorporation of NC Hungary Holdings Inc., as amended
3.70*	By-laws of NC Hungary Holdings Inc.
3.71*	Certificate of Incorporation of New Chappell Inc.

3.72*	By-laws of New Chappell Inc.
3.73*	Certificate of Incorporation of Nonesuch Records Inc.
3.74*	By-laws of Nonesuch Records Inc.
3.75*	Certificate of Incorporation of NVC International Inc., as amended
3.76*	By-laws of NVC International Inc.
3.77*	Certificate of Incorporation of Octa Music, Inc.
3.78*	By-laws of Octa Music, Inc.
3.79*	Certificate of Conversion of Penalty Records, L.L.C.
3.80	Limited Liability Company Agreement of Penalty Records, L.L.C.
3.81*	Certificate of Incorporation of Pepamar Music Corp.
3.82*	By-laws of Pepamar Music Corp.
3.83*	Certificate of Incorporation of Revelation Music Publishing Corporation
3.84*	By-laws of Revelation Music Publishing Corporation
3.85*	Certificate of Incorporation of Rhino Entertainment Company, as amended
3.86*	By-laws of Rhino Entertainment Company
3.87*	Certificate of Incorporation of Rick's Music Inc.
3.88*	By-laws of Rick's Music Inc.
3.89*	Certificate of Incorporation of Rightsong Music Inc.
3.90*	By-laws of Rightsong Music Inc.
3.91*	Amended and Restated Articles of Incorporation of Rodra Music, Inc.
3.92*	By-laws of Rodra Music, Inc.
3.93*	Articles of Incorporation of Sea Chime Music, Inc., as amended
3.94*	By-laws of Sea Chime Music, Inc.
3.95*	Certificate of Incorporation of SR/MDM Venture Inc.
3.96*	By-laws of SR/MDM Venture Inc.
3.97*	Certificate of Incorporation of Super Hype Publishing, Inc.
3.98*	By-laws of Super Hype Publishing, Inc.
3.99*	Certificate of Incorporation of Summy-Birchard, Inc., as amended
3.100*	By-laws of Summy-Birchard, Inc.
3.101*	Articles of Organization of T-Boy Music, L.L.C.
3.102*	Articles of Organization of T-Girl Music, L.L.C.
3.103*	Certificate of Incorporation of The Rhythm Method Inc.
3.104*	By-laws of The Rhythm Method Inc.
3.105*	Certificate of Incorporation of Tommy Boy Music, Inc.
3.106*	By-laws of Tommy Boy Music, Inc.
3.107*	Certificate of Incorporation of Tommy Valando Publishing Group, Inc., as amended
3.108*	By-laws of Tommy Valando Publishing Group, Inc.
3.109*	Certificate of Incorporation of Tri-Chappell Music Inc.

3.110*	By-laws of Tri-Chappell Music Inc.
3.111*	Certificate of Incorporation of TW Music Holdings Inc.
3.112*	By-laws of TW Music Holdings Inc.
3.113*	Certificate of Incorporation of Unichappell Music Inc.
3.114*	By-laws of Unichappell Music Inc.
3.115*	Certificate of Incorporation of W.B.M. Music Corp.
3.116*	By-laws of W.B.M. Music Corp.
3.117*	Certificate of Incorporation of Walden Music Inc.
3.118*	By-laws of Walden Music Inc.
3.119*	Certificate of Incorporation of Warner Alliance Music Inc.
3.120*	By-laws of Warner Alliance Music Inc.
3.121*	Certificate of Incorporation of Warner Brethren Inc., as amended
3.122*	By-laws of Warner Brethren Inc.
3.123*	Certificate of Incorporation of Warner Bros. Music International Inc.
3.124*	By-laws of Warner Bros. Music International Inc.
3.125*	Certificate of Incorporation Warner Bros. Publications U.S. Inc., as amended
3.126*	By-laws of Warner Bros. Publications U.S. Inc.
3.127*	Certificate of Incorporation of Warner Bros. Records Inc., as amended
3.128*	By-laws of Warner Bros. Records Inc.
3.129*	Certificate of Incorporation of Warner/Chappell Music, Inc., as amended
3.130*	By-laws of Warner/Chappell Music, Inc.
3.131*	Certificate of Incorporation of Warner/Chappell Music (Services), Inc.
3.132*	By-laws of Warner/Chappell Music (Services), Inc.
3.133*	Articles of Incorporation of Warner Custom Music Corp., as amended
3.134*	By-laws of Warner Custom Music Corp.
3.135*	Certificate of Incorporation of Warner Domain Music Inc.
3.136*	By-laws of Warner Domain Music Inc.
3.137*	Certificate of Incorporation of Warner-Elektra-Atlantic Corporation
3.138*	By-laws of Warner-Elektra-Atlantic Corporation
3.139*	Certificate of Incorporation of MM Investment Inc. and amendment thereto (fka Warner Music Bluesky Holding Inc.)
3.140*	By-laws of MM Investment Inc. (fka Warner Music Bluesky Holding Inc.)
3.141*	Certificate of Incorporation of Warner Music Discovery Inc.
3.142*	By-laws of Warner Music Discovery Inc.
3.143*	Certificate of Incorporation of Warner Music Distribution Inc.
3.144*	By-laws of Warner Music Distribution Inc.
3.145*	Certificate of Incorporation of Warner Music Group Inc.
3.146*	By-laws of Warner Music Group Inc.

3.147*	Certificate of Incorporation of Warner Music Latina Inc., as amended
3.148*	By-laws of Warner Music Latina Inc.
3.149*	Certificate of Incorporation of Warner Sojourner Music Inc.
3.150*	By-laws of Warner Sojourner Music Inc.
3.151*	Certificate of Incorporation of WarnerSongs, Inc., as amended
3.152*	By-laws of WarnerSongs, Inc., as amended
3.153*	Certificate of Incorporation of Warner Music SP Inc.
3.154*	By-laws of Warner Music SP Inc.
3.155*	Certificate of Incorporation of Warner Special Products Inc.
3.156*	By-laws of Warner Special Products Inc.
3.157*	Certificate of Incorporation of Warner Strategic Marketing Inc.
3.158*	By-laws of Warner Strategic Marketing Inc.
3.159*	Articles of Incorporation of Warner-Tamerlane Publishing Corp.
3.160*	By-laws of Warner-Tamerlane Publishing Corp.
3.161*	Certificate of Incorporation of Warprise Music Inc.
3.162*	By-laws of Warprise Music Inc.
3.163*	Certificate of Incorporation of WB Gold Music Corp.
3.164*	By-laws of WB Gold Music Corp.
3.165*	Articles of Incorporation of WB Music Corp.
3.166*	By-laws of WB Music Corp.
3.167*	Certificate of Incorporation of WBM/House of Gold Music, Inc., as amended
3.168*	By-laws of WBM/House of Gold Music, Inc.
3.169*	Certificate of Formation of WBPI Holdings LLC
3.170*	LLC Agreement of WBPI Holdings LLC
3.171*	Certificate of Incorporation of WBR Management Services Inc.
3.172*	By-laws of WBR Management Services Inc.
3.173*	Certificate of Incorporation of WBR/QRI Venture, Inc., as amended
3.174*	By-laws of WBR/QRI Venture, Inc.
3.175*	Certificate of Incorporation of WBR/Ruffnation Ventures, Inc.
3.176*	By-laws of WBR/Ruffnation Ventures, Inc.
3.177*	Certificate of Incorporation of WBR/Sire Ventures Inc.
3.178*	By-laws of WBR/Sire Ventures Inc.
3.179*	Certificate of Incorporation of We Are Musica Inc.
3.180*	By-laws of We Are Musica Inc.
3.181*	Certificate of Incorporation of WEA Europe Inc., as amended
3.182*	By-laws of WEA Europe Inc.
3.183*	Certificate of Incorporation of WEA Inc.
3.184*	By-laws of WEA Inc.

3.185*	Certificate of Incorporation of WEA International Inc.
3.186*	By-laws of WEA International Inc.
3.187*	Certificate of Incorporation of WEA Latina Music Inc.
3.188*	By-laws of WEA Latina Music Inc.
3.189*	Certificate of Incorporation of WEA Management Services Inc., as amended
3.190*	By-laws of WEA Management Services Inc.
3.191*	Certificate of Formation of WEA Rock LLC
3.192*	Limited Liability Company Agreement of WEA Rock LLC
3.193*	Certificate of Formation of WEA Urban LLC
3.194*	Limited Liability Company Agreement of WEA Urban LLC
3.195*	Certificate of Incorporation of WMG Management Services Inc., as amended
3.196*	Amended and Restated Certificate of Incorporation of WMG Acquisition Corp.
3.197*	Amended and Restated By-laws WMG Acquisition Corp.
3.198*	By-laws of WMG Management Services Inc.
3.199*	Articles of Incorporation of Wide Music, Inc., as amended
3.200*	By-laws of Wide Music, Inc., as amended
3.201*	Certificate of Formation of WMG Trademark Holding Company LLC
3.202*	Limited Liability Company Agreement of WMG Trademark Holding Company LLC
3.203	Limited Liability Company Agreement of T-Boy Music, L.L.C.
3.204	Limited Liability Company Agreement of T-Girl Music, L.L.C.
4.1*	Indenture, dated as of April 8, 2004, among WMG Acquisition Corp., the Guarantors named therein and Wells Fargo Bank, National Association
4.2*	First Supplemental Indenture, dated as of November 16, 2004, among WMG Acquisition Corp., Wells Fargo Bank, National Association, as Trustee, WEA Urban LLC and WEA Rock LLC
4.3*	Registration Rights Agreement dated as of April 8, 2004, among WMG Acquisition Corp., the Guarantors named therein and the Initial Purchasers named therein
5.1	Opinion of Simpson Thacher & Bartlett LLP
5.2	Opinion of Gelfand Stein & Wassoon LLP
5.3	Opinion of McCarter & English LLP
5.4	Opinion of Holland & Hart LLP
5.5	Opinion of Baker, Donelson, Bearman, Caldwell & Berkowitz, PC
10.1	Amended and Restated Credit Agreement, dated as of April 8, 2004, among WMG Acquisition Corp., the Overseas Borrowers from time to time party thereto, MG Holdings Corp., each lender from time to time party thereto Banc of America Securities LLC and Deutsche Bank Securities Inc., as Joint Lead Arrangers and Joint Book Managers, Lehman Brothers Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Co-Arrangers and Joint Book Managers, Deutsche Bank Securities Inc. and Lehman Commercial Paper Inc., as Co-Syndication Agents, Merrill Lynch, Pierce, Fenner & Smith Incorporated, as Documentation Agent, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

10.2	Amendment No. 1 to the Credit Agreement, dated as of September 30, 2004, among WMG Acquisition Corp., the Overseas Borrowers party thereto, WMG Holdings Corp., the lenders party thereto, Banc of America Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers and joint book managers and various other parties
10.3	Amendment No. 2 to the Credit Agreement, dated as of December 6, 2004, among WMG Acquisition Corp., the Overseas Borrowers party thereto, WMG Holdings Corp., the lenders party thereto, Banc of America Securities LLC and Deutsche Bank Securities Inc., as joint lead arrangers and joint book managers and various other parties
10.4	Security Agreement, dated as of February 27, 2004, from the Grantors named to therein to Bank of America, N.A.
10.5	Subsidiary Guaranty, dated as of February 27, 2004, from the Guarantors named therein and the Additional Guarantors named therein in favor of the Secured Parties named in the Credit Agreement referred to therein
10.6	Parent Guaranty, dated as of February 27, 2004, from WMG Holdings Corp. in favor of the Secured Parties named in the Credit Agreement referred to therein
10.7	Company Guaranty, dated as of February 27, 2004, from WMG Acquisition Corp. in favor of the Secured Parties named in the Credit Agreement referred to therein
10.8	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Tennessee) by and from Warner Bros. Records, Inc. to Kay B. Housch in favor of Bank of America, N.A., dated as of February 29, 2004 (20, 24, 26 Music Square East)
10.9	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (Tennessee) by and from Warner Bros. Records, Inc. to Kay B. Housch in favor of Bank of America, N.A., dated as of February 29, 2004 (21 Music Square East)
10.10	Deed of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing (California) by and from Warner Bros. Records, Inc. to MTC Financial Inc. in favor of Bank of America, N.A., dated as of February 29, 2004
10.11	Trademark Security Agreement, dated as of February 29, 2004, made by the Grantors listed on the signature pages thereto in favor of the Bank of America, N.A.
10.12	Copyright Security Agreement, dated as of February 29, 2004, made by the Grantors listed on the signature pages thereto in favor of the Bank of America, N.A.
10.13	Stockholders Agreement, dated as of February 29, 2004, among WMG Parent Corp., WMG Holdings Corp., WMG Acquisition Corp. and Certain Stockholders of WMG Parent Corp. and WMG Holdings Corp.
10.14	Amendment No. 1 to Stockholder's Agreement, dated as of July 30, 2004, among WMG Parent Corp., WMG Holdings Corp., WMG Acquisition Corp., each Person executing this Agreement and listed as an Investor on the signature pages hereto, each Person executing this Agreement and listed as a Seller on the signature pages hereto, each Person executing this Agreement and listed as a Manager on the signature pages hereto and such other Persons, if any, that from time to time become party hereto as holders of Other Holder Shares solely in the capacity of permitted assignees with respect to certain registration rights hereunder
10.15	Seller Administrative Services Agreement, dated as of February 29, 2004, between Time Warner Inc. and WMG Acquisition Corp.
10.16	Amendment No. 1 to Seller Administrative Services Agreement, dated as of July 1, 2004, between Time Warner Inc. and WMG Acquisition Corp.

10.17	Purchaser Administrative Services Agreement, dated as of February 29, 2004, between Time Warner Inc. and WMG Acquisition Corp.
10.18	Management Agreement, dated as of February 29, 2004, among WMG Parent Corp., WMG Holdings Corp., WMG Acquisition Corp., THL Managers V, L.L.C., Bain Capital Partners, LLC, Providence Equity Partners IV Inc. and Music Partners Management, LLC
10.19	Warrant Agreement (MMT Warrants), February 29, 2004, WMG Parent Corp., WMG Holdings Corp. and Historic TW Inc.
10.20	Warrant Agreement (Three-Year Warrants), February 29, 2004, WMG Parent Corp., WMG Holdings Corp. and Historic TW Inc.
10.21	Employment Agreement, effective as of March 1, 2004, between WMG Acquisition Corp. and Edgar Bronfman, Jr.
10.22	Employment Agreement, dated as of January 25, 2004, between WMG Acquisition Corp. and Lyor Cohen
10.23	Employment Agreement, dated as of November 28, 2002, between Warner Music International Services Ltd. and Paul-René Albertini, assumed by WMG Acquisition Corp. on March 1, 2004
10.24	Employment Agreement, dated as of March 22, 1999, between Warner Music Group Inc. and Les Bider, as amended, assumed by WMG Acquisition Corp. on March 1, 2004
10.25	Employment Agreement, dated as of December 15, 1998, between Warner Music Group Inc. and David H. Johnson, as amended, assumed by WMG Acquisition Corp. on March 1, 2004
10.26	Office Lease, June 27, 2002, by and between Media Center Development, LLC and Warner Music Group Inc., as amended
10.27	Lease, dated as of February 1, 1996, between 1290 Associates, L.L.C.and Warner Communications Inc.
10.28**	U.S. Pick, Pack and Shipping Services Agreement, dated as of October 24, 2003, between Warner-Elektra-Atlantic Corporation and Cinram Distribution LLC
10.29**	US Manufacturing and Packaging Agreement, dated as of October 24, 2003, between Warner-Elektra-Atlantic Corporation and Cinram Manufacturing Inc.
10.30**	International Pick, Pack and Shipping Services Agreement, dated as of October 24, 2003, between WEA International Inc. and Warner Music Manufacturing Europe GmbH Company
10.31**	International Manufacturing and Packaging Agreement, dated as of October 24, 2003, between WEA International Inc. and Warner Music Manufacturing Europe GmbH Company
10.32	Lease, dated as of February 29, 2004, between Historical TW Inc. and Warner Music Group Inc. regarding 75 Rockefeller Plaza
10.33	Consent to Assignment of Sublease, dated as of October 5, 2001, between 1290 Partners, L.P. and Warner Music Group
10.34	Restricted Stock Award Agreement, dated as of March 1, 2004, between WMG Parent Corp. and Edgar Bronfman, Jr.
10.35	Restricted Stock Award Agreement, dated as of March 1, 2004, between WMG Parent Corp. and Lyor Cohen
10.36	Form of WMG Parent Corp. LTIP Stock Option Agreement

10.37	Employment Agreement, dated as of December 21, 2004, between Warner Music Group Inc. and Michael Fleisher
10.38	Restricted Stock Award Agreement, dated as of October 1, 2004, between WMG Parent Corp. and David H. Johnson
10.39	Restricted Stock Award Agreement, dated as of December 31, 2004, between WMG Parent Corp. and Michael Fleisher
10.40	Stock Option Agreement, dated as of October 1, 2004, between WMG Parent Corp. and Paul-Rene Albertini
10.41	Stock Option Agreement, dated as of September 30, 2004, between WMG Parent Corp. and Les Bider
12.1*	Computation of Ratio of Earnings to Fixed Charges
21.1	List of Subsidiaries
23.1	Consent of Simpson Thacher & Bartlett LLP (included as part of its opinion filed as Exhibit 5.1 hereto)
23.2*	Consent of Ernst & Young LLP
23.3	Consent of Gelfand Stein & Wassoon LLP (included as part of its opinion filed as Exhibit 5.2 hereto)
23.4	Consent of McCarter & English LLP (included as part of its opinion filed as Exhibit 5.3 hereto)
23.5	Consent of Holland & Hart LLP (included as part of its opinion filed as Exhibit 5.4 hereto)
23.6	Consent of Baker Panelson Bearman, Caldwell & Berkowitz, PC (included as part of its opinion filed as Exhibit 5.5 hereto)
24.1*	Powers of Attorney for WMG Acquisition Corp.
24.2*	Power of Attorney for Additional Registrants
24.3*	Power of Attorney for WMG Acquisition Corp. with respect to Michael Fleisher
25.1*	Form T-1 Statement of Eligibility under the Trust Indenture Act of 1939, as amended, of Wells Fargo Bank, National Association, as Trustee for Dollar Notes
99.1	Form of Letter of Transmittal—Dollar Notes
99.2	Form of Letter of Transmittal—Sterling Notes
99.3	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees—Dollar Notes
99.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees—Sterling Notes
99.5	Form of Letter to Clients—Dollar Notes
99.6	Form of Letter to Clients—Sterling Notes
99.7	Form of Notice of Guaranteed Delivery—Dollar Notes
99.8	Form of Notice of Guaranteed Delivery—Sterling Notes
(b)	Financial Statement Schedules
Schedule II—Valuation and Qualifying Accounts

*
Previously filed.
**
Exhibit omits certain information that has been filed separately with the Securities and Exchange Commission pursuant to a confidential treatment request pursuant to Rule 406 promulgated under the Securities Act of 1933, as amended.

Item 22.    Undertakings.

        The undersigned registrants hereby undertake:

  (1)
  To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

  (i)
  To include any prospectus required by Section 10(a)(3) of the Securities Act of 1993;

  (ii)
  To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20% change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

  (iii)
  To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

  (2)
  That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

  (3)
  To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

        Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers, or controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrants of expenses incurred or paid by a director, officer or controlling person of the registrants in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrants will, unless in the opinion of it counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

        The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Item 4, 10(b), 11, or 13 of this form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

        The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, WMG Acquisition Corp. has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of New York, state of New York, on January 21, 2005.

WMG ACQUISITION CORP.
By:	*
Name: Edgar Bronfman, Jr. Title: Chief Executive Officer and Chairman of the Board

        Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title

* Edgar Bronfman, Jr.	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)
* Michael Fleisher	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Len Blavatnik	Director
* Charles A. Brizius	Director
* John P. Connaughton	Director
* Scott L. Jaeckel	Director
* Seth W. Lawry	Director

* Thomas H. Lee	Director
* Ian Loring	Director
* Jonathan M. Nelson	Director
* Mark Nunnelly	Director
* Scott M. Sperling	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, A.P. Schmidt Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

A.P. SCHMIDT COMPANY
By:	*
Name: Leslie Bider Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Atlantic Recording Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

ATLANTIC RECORDING CORPORATION
By:	*
Name: Jason Flom Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Jason Flom	Chief Executive Officer (Principal Executive Officer)
* Samantha Schwam	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Atlantic/143 L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

ATLANTIC/143 L.L.C.
By:	*
Name: Jason Flom Title: Chief Executive Officer, on behalf of Atlantic Recording Corp.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

Atlantic Recording Corp.	Sole member
* Jason Flom	Chief Executive Officer, on behalf of Atlantic Recording Corp. (Principal Executive Officer)
* Samantha Schwam	Chief Financial Officer, on behalf of Atlantic Recording Corp. (Principal Financial Officer and Principal Accounting Officer)
By:	* Name: Edgar Bronfman, Jr.	Director of sole member
By:	* Name: Dave Johnson	Director of sole member
By:	/s/ PAUL ROBINSON Name: Paul Robinson	Director of sole member
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Atlantic/MR II INC. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

ATLANTIC/MR II INC.
By:	*
Name: Craig Kallman Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Craig Kallman	President (Principal Executive Officer)
* Samantha Schwam	Senior Vice President; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Atlantic/MR Ventures Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

ATLANTIC/MR VENTURES INC.
By:	*
Name: Craig Kallman Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Craig Kallman	President (Principal Executive Officer)
* Samantha Schwam	Senior Vice President; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Berna Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

BERNA MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Big Beat Records Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

BIG BEAT RECORDS INC.
By:	*
Name: Craig Kallman Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Craig Kallman	President (Principal Executive Officer)
* Samantha Schwam	Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Big Tree Recording Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

BIG TREE RECORDING CORPORATION
By:	*
Name: Craig Kallman Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Craig Kallman	President (Principal Executive Officer)
* Samantha Schwam	Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Bute Sound LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

BUTE SOUND LLC
By:	*
Name: Jason Flom Title: Chief Executive Officer, on behalf of Atlantic Recording Corp.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

Atlantic Recording Corp.	Sole member
* Jason Flom	Chief Executive Officer, on behalf of Atlantic Recording Corp. (Principal Executive Officer)
* Samantha Schwam	Chief Financial Officer, on behalf of Atlantic Recording Corp. (Principal Financial Officer and Principal Accounting Officer)
By:	*
Name:	Edgar Bronfman, Jr.	Director of sole member
By:	*
Name:	Dave Johnson	Director of sole member
By:	/s/ PAUL ROBINSON
Name:	Paul Robinson	Director of sole member
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Cafe Americana Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

CAFE AMERICANA INC.
By:	*
Name: Leslie Bider Title: Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President; Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Senior Vice President; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Chappell & Intersong Music Group (Australia) Limited has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

CHAPPELL & INTERSONG MUSIC GROUP (AUSTRALIA) LIMITED
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Chappell And Intersong Music Group (Germany) Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

CHAPPELL AND INTERSONG MUSIC GROUP (GERMANY) INC.
By:	*
Name: Bernd Dopp Title: Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Bernd Dopp	President; Chief Executive Officer (Principal Executive Officer)
* Norbert Masch	Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Chappell Music Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

CHAPPELL MUSIC COMPANY, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Cota Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

COTA MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Cotillion Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

COTILLION MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, CPP/Belwin, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

CPP/BELWIN, INC.
By:	*
Name: Leslie Bider Title: Chairman of the Board

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2004.

Signature	Title(s):

* Leslie Bider	Chairman of the Board (Principal Executive Officer)
* Nick Thomas	Treasurer; Executive Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, CRK Music Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

CRK MUSIC INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, E/A Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

E/A MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Eleksylum Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

ELEKSYLUM MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Elektra Entertainment Group Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

ELEKTRA ENTERTAINMENT GROUP INC.
By:	*
Name: Jason Flom Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Jason Flom	Chief Executive Officer (Principal Executive Officer)
* Samantha Schwam	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Elektra Group Ventures Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

ELEKTRA GROUP VENTURES INC.
By:	*
Name: Craig Kallman Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Craig Kallman	President (Principal Executive Officer)
* Anthony Bown	Assistant Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Elektra/Chameleon Ventures Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

ELEKTRA/CHAMELEON VENTURES INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, FHK, INC. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

FHK, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Fiddleback Music Publishing Company, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

FIDDLEBACK MUSIC PUBLISHING COMPANY, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Foster Frees Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

FOSTER FREES MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Foz Man Music LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

FOZ MAN MUSIC LLC
By:	*
Name: Jason Flom Title: Chief Executive Officer, on behalf of Atlantic Recording Corp.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

Atlantic Recording Corp.	Sole member
* Jason Flom	Chief Executive Officer, on behalf of Atlantic Recording Corp. (Principal Executive Officer)
* Samantha Schwam	Chief Financial Officer, on behalf of Atlantic Recording Corp. (Principal Financial Officer and Principal Accounting Officer)
By:	*
Name:	Edgar Bronfman, Jr.	Director of sole member
By:	*
Name:	Dave Johnson	Director of sole member
By:	/s/ PAUL ROBINSON
Name:	Paul Robinson	Director of sole member
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Inside Job, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

INSIDE JOB, INC.
By:	*
Name: Craig Kallman Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Craig Kallman	President (Principal Executive Officer)
* Samantha Schwam	Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Intersong U.S.A., INC. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

INTERSONG U.S.A., INC.
By:	*
Name: Leslie Bider Title: Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President; Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Jadar Music Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

JADAR MUSIC CORP.
By:	*
Name: Leslie Bider Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Lava Trademark Holding Company LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

LAVA TRADEMARK HOLDING COMPANY LLC
By:	*
Name: Jason Flom Title: Chief Executive Officer, on behalf of Atlantic Recording Corp.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

Atlantic Recording Corp.	Sole member
* Jason Flom	Chief Executive Officer, on behalf of Atlantic Recording Corp. (Principal Executive Officer)
* Samantha Schwam	Chief Financial Officer, on behalf of Atlantic Recording Corp. (Principal Financial Officer and Principal Accounting Officer)
By:	*
Name:	Edgar Bronfman, Jr.	Director of sole member
By:	*
Name:	Dave Johnson	Director of sole member
By:	/s/ PAUL ROBINSON
Name:	Paul Robinson	Director of sole member
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, LEM America, INC. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

LEM AMERICA, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Chief Financial Officer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, London-Sire Records Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

LONDON-SIRE RECORDS INC.
By:	*
Name: Lyor Cohen Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Lyor Cohen	President (Principal Executive Officer)
* Jos de Raaij	Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, McGuffin Music Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

MCGUFFIN MUSIC INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Mixed Bag Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

MIXED BAG MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, NC Hungary Holdings Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

NC HUNGARY HOLDINGS INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Jos de Raaij	Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, New Chappell Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

NEW CHAPPELL INC.
By:	*
Name: Leslie Bider Title: Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President; Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Senior Vice President; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Nonesuch Records Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

NONESUCH RECORDS INC.
By:	*
Name: Edgar Bronfman, Jr. Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Edgar Bronfman, Jr.	Chief Executive Officer (Principal Executive Officer)
* Jos de Raaij	Senior Vice President, Controller and Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, NVC International Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

NVC INTERNATIONAL INC.
By:	*
Name: Scott Pascucci Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Scott Pascucci	President (Principal Executive Officer)
* Jos de Raaij	Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Octa Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

OCTA MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Penalty Records L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

PENALTY RECORDS L.L.C.
By:	*
Name: Scott Pascucci Title: President, on behalf of Tommy Boy Music, Inc.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

Tommy Boy Music, Inc.	Sole member
* Scott Pascucci	President, on behalf of Tommy Boy Music, Inc. (Principal Executive Officer)
* Jos de Raaij	Vice President and Treasurer, on behalf of Tommy Boy Music, Inc. (Principal Financial Officer and Principal Accounting Officer)
By:	*
Name:	Edgar Bronfman, Jr.	Director of sole member
By:	*
Name:	Dave Johnson	Director of sole member
By:	/s/ PAUL ROBINSON
Name:	Paul Robinson	Director of sole member
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Pepamar Music Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

PEPAMAR MUSIC CORP.
By:	*
Name: Leslie Bider Title: President and Chairman of the Board

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President; Chairman of the Board (Principal Executive Officer)
* Nick Thomas	Treasurer; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Revelation Music Publishing Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

REVELATION MUSIC PUBLISHING CORPORATION
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Rhino Entertainment Company has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

RHINO ENTERTAINMENT COMPANY
By:	*
Name: Scott Pascucci Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Scott Pascucci	President (Principal Executive Officer)
* Colin Reef	Vice President; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Rick's Music Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

RICK'S MUSIC INC.
By:	*
Name: Leslie Bider Title: Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President; Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Senior Vice President; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Rightsong Music Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

RIGHTSONG MUSIC INC.
By:	*
Name: Leslie Bider Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Rodra Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

RODRA MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Sea Chime Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

SEA CHIME MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, SR/MDM Venture Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

SR/MDM VENTURE INC.
By:	*
Name: Tom Whalley Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Tom Whalley	President (Principal Executive Officer)
* Hildi Snodgrass	Treasurer; Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Summy-Birchard, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

SUMMY-BIRCHARD, INC.
By:	*
Name: Leslie Bider Title: Chairman of the Board

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	Chairman of the Board (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Super Hype Publishing, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

SUPER HYPE PUBLISHING, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, T-Boy Music L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

T-BOY MUSIC L.L.C.
By:	*
Name: Scott Pascucci Title: President, on behalf of Tommy Boy Music, Inc.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

Tommy Boy Music, Inc.	Sole member
* Scott Pascucci	President, on behalf of Tommy Boy Music, Inc. (Principal Executive Officer)
* Jos de Raaij	Vice President and Treasurer, on behalf of Tommy Boy Music, Inc. (Principal Financial Officer and Principal Accounting Officer)
By:	*
Name:	Edgar Bronfman, Jr.	Director of sole member
By:	*
Name:	Dave Johnson	Director of sole member
By:	/s/ PAUL ROBINSON
Name:	Paul Robinson	Director of sole member
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, T-Girl Music L.L.C. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

T-GIRL MUSIC L.L.C.
By:	*
Name: Scott Pascucci Title: President, on behalf of Tommy Boy Music, Inc.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

Tommy Boy Music, Inc.	Sole member
* Scott Pascucci	President, on behalf of Tommy Boy Music, Inc. (Principal Executive Officer)
* Jos de Raaij	Vice President and Treasurer, on behalf of Tommy Boy Music, Inc. (Principal Financial Officer and Principal Accounting Officer)
By:	*
Name:	Edgar Bronfman, Jr.	Director of sole member
By:	*
Name:	Dave Johnson	Director of sole member
By:	/s/ PAUL ROBINSON
Name:	Paul Robinson	Director of sole member
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, The Rhythm Method Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

THE RHYTHM METHOD INC.
By:	*
Name: Scott Pascucci Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Scott Pascucci	President (Principal Executive Officer)
* Jos de Raaij	Treasurer; Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Tommy Boy Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

TOMMY BOY MUSIC, INC.
By:	*
Name: Scott Pascucci Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Scott Pascucci	President (Principal Executive Officer)
* Jos de Raaij	Treasurer; Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Tommy Valando Publishing Group, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

TOMMY VALANDO PUBLISHING GROUP, INC.
By:	*
Name: Leslie Bider Title: Chairman of the Board

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	Chairman of the Board (Principal Executive Officer)
* Nick Thomas	Treasurer; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Tri-Chappell Music Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

TRI-CHAPPELL MUSIC INC.
By:	*
Name: Leslie Bider Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Senior Vice President; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, TW Music Holdings Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

TW MUSIC HOLDINGS INC.
By:	*
Name: Dave Johnson Title: Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Dave Johnson	Vice President (Principal Executive Officer)
* Jos de Raaij	Treasurer; Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Unichappell Music Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

UNICHAPPELL MUSIC INC.
By:	*
Name: Leslie Bider Title: Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President; Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Senior Vice President; Chief Financial Officer (Principal Financial Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, W.B.M. Music Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

W.B.M. MUSIC CORP.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Walden Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WALDEN MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President; (Principal Executive Officer)
* Nick Thomas	Treasurer; Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Alliance Music Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January  21, 2005.

WARNER ALLIANCE MUSIC INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Chief Operating Officer; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Brethren Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER BRETHREN INC.
By:	*
Name: Leslie Bider Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Chief Operating Officer; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Bros. Music International Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER BROS. MUSIC INTERNATIONAL INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Bros. Publications U.S. Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER BROS. PUBLICATIONS U.S. INC.
By:	*
Name: Leslie Bider Title: Chairman of the Board

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	Chairman of the Board (Principal Executive Officer)
* Nick Thomas	Treasurer; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, MM Investment Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

MM INVESTMENT INC.
By:	*
Name: Tom Whalley Title: Chairman of the Board and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Tom Whalley	Chairman of the Board; Chief Executive Officer (Principal Executive Officer)
* Hildi Snodgrass	Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Custom Music Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER CUSTOM MUSIC CORP.
By:	*
Name: Edgar Bronfman, Jr. Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Edgar Bronfman, Jr.	President (Principal Executive Officer)
/s/ PAUL ROBINSON Paul Robinson	Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Domain Music Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER DOMAIN MUSIC INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, MM Investment Inc. (fka Warner Music Bluesky Holding Inc.) has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

MM INVESTMENT INC.
By:	*
Name: Edgar Bronfman, Jr. Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Edgar Bronfman, Jr.	President (Principal Executive Officer)
/s/ PAUL ROBINSON Paul Robinson	Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Music Discovery Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER MUSIC DISCOVERY INC.
By:	*
Name: Scott Pascucci Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Scott Pascucci	President (Principal Executive Officer)
* Jos de Raaij	Treasurer; Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Music Distribution Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER MUSIC DISTRIBUTION INC.
By:	*
Name: Dave Johnson Title: Vice President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Dave Johnson	Vice President (Principal Executive Officer)
* Jos de Raaij	Vice President; Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Music Group Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER MUSIC GROUP INC.
By:	*
Name: Edgar Bronfman, Jr. Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Edgar Bronfman, Jr.	Chief Executive Officer (Principal Executive Officer)
* Jos de Raaij	Controller; Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Music Latina Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER MUSIC LATINA INC.
By:	*
Name: Inigo Zabala Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Inigo Zabala	President (Principal Executive Officer)
* Anthony Bown	Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Music SP Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER MUSIC SP INC.
By:	*
Name: Lyor Cohen Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Lyor Cohen	Chief Executive Officer (Principal Executive Officer)
* Jos de Raaij	Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Sojourner Music Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER SOJOURNER MUSIC INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Special Products Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER SPECIAL PRODUCTS INC.
By:	*
Name: Scott Pascucci Title: Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Scott Pascucci	President; Chief Executive Officer (Principal Executive Officer)
* Jos de Raaij	Treasurer; Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WarnerSongs Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNERSONGS INC.
By:	*
Name: Name: Leslie Bider Title: Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner Strategic Marketing Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER STRATEGIC MARKETING INC.
By:	*
Name: Scott Pascucci Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Scott Pascucci	President (Principal Executive Officer)
* Colin Reef	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner-Elektra-Atlantic Corporation has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER-ELEKTRA-ATLANTIC CORPORATION
By:	*
Name: John Esposito Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* John Esposito	President (Principal Executive Officer)
* Gillian Kellie	Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner-Tamerlane Publishing Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER-TAMERLANE PUBLISHING CORP.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner/Chappell Music (Services), Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER/CHAPPELL MUSIC (SERVICES), INC.
By:	*
Name: Leslie Bider Title: Chief Executive Officer and President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Leslie Bider	President; Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Treasurer; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warner/Chappell Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARNER/CHAPPELL MUSIC, INC.
By:	*
Name: Leslie Bider Title: Chairman of the Board and Chief Executive Officer

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Leslie Bider	Chairman of the Board; Chief Executive Officer (Principal Executive Officer)
* Nick Thomas	Chief Operating Officer; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Warprise Music Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WARPRISE MUSIC INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WB Gold Music Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WB GOLD MUSIC CORP.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WB Music Corp. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WB MUSIC CORP.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WBM/House of Gold Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WBM/HOUSE OF GOLD MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WBPI Holdings LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WBPI HOLDINGS LLC
By:	*
Name: Leslie Bider Title: Chairman of the Board, on behalf of Warner Bros. Publications U.S. Inc.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

Warner Bros. Publications U.S. Inc.	Sole member
* Leslie Bider	Chairman of the Board, on behalf of Warner Bros. Publications U.S. Inc. (Principal Executive Officer)
* Nick Thomas	Chief Financial Officer and Treasurer, on behalf of Warner Bros. Publications U.S. Inc. (Principal Financial Officer and Principal Accounting Officer)
By:	*
Name:	Edgar Bronfman, Jr.	Director of sole member
By:	*
Name:	Dave Johnson	Director of sole member
By:	/s/ PAUL ROBINSON
Name:	Paul Robinson	Director of sole member
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WBR Management Services Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WBR MANAGEMENT SERVICES INC.
By:	*
Name: Tom Whalley Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Tom Whalley	President (Principal Executive Officer)
* Hildi Snodgrass	Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WBR/QRI Venture, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WBR/QRI VENTURE, INC.
By:	*
Name: Susan Genco Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Susan Genco	President (Principal Executive Officer)
* Hildi Snodgrass	Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WBR/Ruffnation Ventures, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WBR/RUFFNATION VENTURES, INC.
By:	*
Name: Susan Genco Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Susan Genco	President (Principal Executive Officer)
* Jos de Raaij	Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WBR/Sire Ventures Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WBR/SIRE VENTURES INC.
By:	*
Name: Tom Whalley Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Tom Whalley	President (Principal Executive Officer)
* Hildi Snodgrass	Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, We Are Musica Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WE ARE MUSICA INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WEA Europe Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WEA EUROPE INC.
By:	*
Name: Paul-Rene Albertini Title: Chairman and President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Paul-Rene Albertini	Chairman and President (Principal Executive Officer)
* Jos de Raaij	Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WEA Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WEA INC.
By:	*
Name: John Esposito Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* John Esposito	President (Principal Executive Officer)
* Jos de Raaij	Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WEA International Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WEA INTERNATIONAL INC.
By:	*
Name: Edgar Bronfman, Jr. Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Edgar Bronfman, Jr.	President (Principal Executive Officer)
* Jos de Raaij	Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WEA Latina Musica Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WEA LATINA MUSICA INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Senior Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WEA Management Services Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WEA MANAGEMENT SERVICES INC.
By:	*
Name: John Esposito Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* John Esposito	President (Principal Executive Officer)
* Jos de Raaij	Treasurer; Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, Wide Music, Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WIDE MUSIC, INC.
By:	*
Name: Leslie Bider Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

* Leslie Bider	President (Principal Executive Officer)
* Nick Thomas	Treasurer; Senior Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WEA Rock LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WEA ROCK LLC
By:	*
Name: John Esposito Title: President, on behalf of Warner-Elektra-Atlantic Corporation

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

Warner-Elektra-Atlantic Corporation	Sole member
* John Esposito	President, on behalf of Warner- Elektra-Atlantic Corporation (Principal Executive Officer)
* Gillian Kellie	Chief Financial Officer, on behalf of Warner-Elektra-Atlantic Corporation (Principal Financial Officer and Principal Accounting Officer)
By:	*
Name:	Edgar Bronfman, Jr.	Director of sole member
By:	*
Name:	Dave Johnson	Director of sole member
By:	/s/ PAUL ROBINSON
Name:	Paul Robinson	Director of sole member
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WEA Urban LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WEA URBAN LLC
By:	*
Name: John Esposito Title: President, on behalf of Warner-Elektra-Atlantic Corporation

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s)

Warner-Elektra-Atlantic Corporation	Sole member
* John Esposito	President, on behalf of Warner-Elektra-Atlantic Corporation (Principal Executive Officer)
* Gillian Kellie	Chief Financial Officer, on behalf of Warner-Elektra-Atlantic Corporation (Principal Financial Officer and Principal Accounting Officer)
By:	*
Name:	Edgar Bronfman, Jr.	Director of sole member
By:	*
Name:	Dave Johnson	Director of sole member
By:	/s/ PAUL ROBINSON
Name:	Paul Robinson	Director of sole member
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WMG Management Services Inc. has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WMG MANAGEMENT SERVICES INC.
By:	*
Name: Edgar Bronfman, Jr. Title: President

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

* Edgar Bronfman, Jr.	President (Principal Executive Officer)
* Jos de Raaij	Treasurer; Vice President (Principal Financial Officer and Principal Accounting Officer)
* Edgar Bronfman, Jr.	Director
* Dave Johnson	Director
/s/ PAUL ROBINSON Paul Robinson	Director
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, as amended, WMG Trademark Holding Company LLC has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, state of New York, on January 21, 2005.

WMG TRADEMARK HOLDING COMPANY LLC
By:	*
Name: Edgar Bronfman, Jr. Title: Chief Executive Officer, on behalf of Warner Music Group Inc.

        Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on January 21, 2005.

Signature	Title(s):

Warner Music Group, Inc.	Sole member
* Edgar Bronfman, Jr.	Chief Executive Officer, on behalf of Warner Music Group Inc. (Principal Executive Officer)
* Jos de Raaij	Senior Vice President, Controller and Treasurer, on behalf of Warner Music Group Inc. (Principal Financial Officer and Principal Accounting Officer)
By:	*
Name:	Edgar Bronfman, Jr.	Director of sole member
By:	*
Name:	Dave Johnson	Director of sole member
By:	/s/ PAUL ROBINSON
Name:	Paul Robinson	Director of sole member
*By:	/s/ PAUL ROBINSON Paul Robinson Attorney-in-Fact

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TABLE OF ADDITIONAL REGISTRANT GUARANTORS
EXPLANATORY NOTE
PART II INFORMATION NOT REQUIRED IN PROSPECTUS
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